Name of Subsidiary	% owned by IR

ARGENTINA:
Ingersoll-Rand Argentina S.A.I.C.	100%

AUSTRALIA:
Ingersoll-Rand (Australia) Ltd.	100%
Ingersoll-Rand (Australia) Superannuation Pty. Ltd.	100%
Ingersoll-Rand Architectural Hardware (Australia) Pty. Limited	100%
McAlpine Australia Pty Limited	100%
McAlpine Hussmann (Australia) Pty Limited	100%
McAlpine Hussmann Pty Limited	100%
Triangle Refrigeration Pty. Ltd.	100%

AUSTRIA:
Astrum IT Losungen GmbH	30%
Interflex Datensysteme Gesmbh	100%

BARBADOS:
Ingersoll-Rand (Barbados) Corporation	100%
Ingersoll-Rand (Barbados) Holding Incorporated	100%

BELGUIM:
Ingersoll-Rand Benelux, N.V.	100%
Interflex Belgium N.V./S.A.	100%
Koxka Belgium S.A.	100%
Newman Tonks Brussels N.V.	100%
Separal B.V.	100%
Thermo King Belgium N.V.	100%

BERMUDA:
Ingersoll-Rand Global Holding Company Limited	100%
Ingersoll-Rand World Trade Ltd. (Bermuda)	100%
IR Techno Holding Company Limited	100%
Woodcliff Insurance Ltd.	100%

BRAZIL:
Hussmann do Brasil Ltda.	100%
Hussmann Service do Brasil Ltda.	100%
Ingersoll-Rand do Brasil Ltda.	100%
Thermo King do Brasil, Ltda.	100%

BRITISH VIRGIN ISLANDS:
Ingersoll-Rand Fu Hsing Holdings Limited	51%

CANADA:
Bobcat Equipment Ltd.	100%
ETC Electronic Technologies Incorporated	100%
Hibon Inc.	100%
Hussmann Canada Holdings Limited	100%
Hussmann Canada Inc.	100%
Ingersoll-Rand Canada, Inc.	100%

CHILE:
Comercial Ingersoll-Rand (Chile) Limitada	100%
Hussmann Chile S.A.	100%
Ingersoll-Rand Company (Chile) y Cia Ltda.	100%
IR-Bobcat Chile S.A.	50%

CHINA:
Beijing Bocom Video Communication Systems Co., Ltd.	99%
Changzhou Superay Tools Co., Ltd.	100%
Fu Hsing Industrial (Shanghai) Co., Ltd.	100%
Fu Jia Hardware Products (Shanghai) Co., Ltd.	100%
Guangzhou Hussmann Refrigeration Company, Ltd.	100%
Ingersoll-Rand (China) Investment Company Limited	100%
Ingersoll-Rand (Guilin) Tools Company Limited	90%
Ingersoll-Rand (Linzhou) Investment Company Limited	100%
Ingersoll-Rand (Shanghai) Trading Co., Ltd.	100%
Ingersoll-Rand (Wuxi) Road Machinery Company Limited	100%
Ingersoll-Rand Machinery (Shanghai) Company Limited	100%
Luoyang Hussmann Refrigeration Company	100%
Nanjing Ingersoll-Rand Compressor Co., Ltd.	80%
Shanghai Air-Tec Compressor Solutions Co., Ltd.	100%
Shanghai Bocom Video Communication System Co., Ltd.	90%
Shanghai Ingersoll-Rand Compressor Limited	100%
Shenzhen Bocom System Engineering Co. Ltd.	80%
Thermo King Container Temperature Control (Suzhou) Corporation Ltd.	90%
Thermo King Dalian Transport Refrigeration Company, Limited	75%
Triangle Hussmann Refrigeration (Shanghai) Co. Ltd.	100%

COLOMBIA:
Inversora Lockey Ltda.	55%

CZECH REPUBLIC:
Emerson Electric, s.r.o.	10%
Ingersoll-Rand Equipment Manufacturing Czech Republic s.r.o.	100%
IRCR Manufacturing s.r.o.	100%

DENMARK:
Ingersoll-Rand Security Technologies A/S	100%
Thermo King Container-Denmark A/S	100%

FRANCE:
A.B.G. France S.A.R.L.	100%
A.B.S. - R.I.C.A.	100%
Bobcat France SA	100%
Bricard S.A.	100%
Cacir, S.A.S.	100%
Compagnie Ingersoll-Rand S.A.S.	100%
Guerville Riquier Serrurerie Sarl	100%
Ingersoll-Rand Air Solutions (France) Sarl	100%
Ingersoll-Rand Equipements de Construction	100%
Ingersoll-Rand Equipements de Production S.A.	100%
IR Services S.A.R.L.	100%
Koxka France SARL	100%
Montabert	100%
Mustad SAS	100%
Normbau France S.A.S.	100%
S.A. Etablissements Charles Maire	100%
Security System France Sarl.	99.8%

GERMANY:
ABG Allgemeine Baumaschinen Gesellschaft mbH	100%
Astrum Gesellschaft für angewandte Informatik mbH	100%
Best Matic Vermogensverwaltungs GmbH	100%
Bobcat Bensheim GmbH & Co. KG	100%
Bobcat Parts Service GmbH	100%
GHH-Rand Schraubenkompressoren GmbH	100%
Ingersoll-Rand Beteiligungs GmbH	100%
Ingersoll-Rand Beteiligungs und Grundstucksverwaltungs GmbH	100%
Ingersoll-Rand GmbH	100%
Ingersoll-Rand Service GmbH	100%
Interflex Datensysteme GmbH & Co. KG	100%
IR Deutsche Holding GmbH	100%
IR Security & Safety GmbH	100%
Koxka Deutschland GmbH	100%
Normbau Beschlage und Ausstattungs GmbH	100%
Thermo King Deutschland GmbH	100%
Wilhelm Klein GmbH	100%

HONG KONG:
Hussmann Tempcool (Hong Kong) Limited	100%
Ingersoll-Rand (Hong Kong) Limited	100%
Ingersoll-Rand Fu Hsing Limited	51%
Ingersoll-Rand Superay Holdings Limited	100%
Koolzone (Asia) Limited	100%
Superay International Limited	100%

HUNGARY:
Hussmann Refrigeration (Hungary) KFT.	60%
Ingersoll-Rand Hungary Central Europe Group Financing LLC	100%

ICELAND:
Ingersoll-Rand Finance Islandi slf.	100%

INDIA:
Ingersoll-Rand (India) Limited	74%
Ingersoll-Rand International (India) Limited	100%
Ingersoll-Rand Wadco Tools Private Limited	100%
IR Rasta Resource Centre for Asphalt and Soil	100%
Quipo Infrastructure Equipment Limited	3%
Thermo King India Private Limited	100%

INDONESIA:
PT Ingersoll-Rand Indonesia	100%

IRELAND:
Airside Manufacturing Limited	100%
Geith International Limited	100%
Geith Patents Limited	100%
Goldwave Holdings Limited	100%
Goldwave Limited	100%
Ingersoll-Rand International Finance Limited	100%
Ingersoll-Rand International Limited	100%
Ingersoll-Rand Irish Holdings	100%
Ingersoll-Rand Technical and Services Limited	100%
Sallyditch Holdings Limited	100%
Spanashview	100%
Thermo King European Manufacturing Limited	100%
Thermo King Ireland Limited	100%
Thermo King Services Limited	100%
Thermo King Total Kare Limited	100%

ITALY:
Cisa S.p.A.	100%
Hussmann Koxka Italia S.r.l.	100%
Ingersoll-Rand Italia S.r.l.	100%
Ingersoll-Rand Italiana S.p.A.	100%

JAPAN:
Bobcat Corporation	100%
Ingersoll-Rand Japan, Ltd.	100%
Thermo King Japan, Ltd.	100%

KOREA:
Ingersoll-Rand Korea Limited	100%

LUXEMBOURG:
Ingersoll-Rand Holdings & Finance International S.a.r.l	100%
Ingersoll-Rand Lux Euro Financing S.ar.l.	100%
Ingersoll-Rand Lux International S.a.r.l.	100%
Ingersoll-Rand Lux Roza II S.ar.l.	100%
Ingersoll-Rand Lux Roza III S.a.r.l.	100%
Ingersoll-Rand Lux Roza S.a.r.l.	100%
Ingersoll-Rand Luxembourg United S.a.rl.	100%
Ingersoll-Rand Worldwide Capital S.a.r.l.	100%

MALAYSIA:
Hussmann Tempcool (Malaysia) Limited	100%
Ingersoll-Rand Malaysia Co. Sdn. Bhd.	100%
Maltaitech Corporation Sdn. Bhd.	100%

MEXICO:
Hussmann-American, S. de R.L. de C.V.	100%
Hussmann-Mexico, S. de R.L. de C.V.	100%
Hussmann-Servicios, S. de R.L. de C.V.	100%
Industrias Frigorificas, S.A. de C.V.	100%
Ingersoll-Rand S.A. de C.V.	100%
Schlage de Mexico S.A. de C.V.	100%

NETHERLANDS:
Cielle B.V.	100%
ECO Kompressoren B.V.	100%
Fincisa B.V.	100%
Hussmann Netherlands B.V.	100%
Ingersoll-Rand Construction Technologies B.V.	100%
Ingersoll-Rand European Holding Company B.V.	100%
Ingersoll-Rand Service B.V.	100%
Interflex Datasystems B.V.	100%
IR Holdings (Netherlands) B.V.	100%
Thermo King Transportkoeling B.V.	100%

NEW ZEALAND:
Club Car Limited	100%
Contract Refrigeration Ltd.	100%
Hussmann Australasia Limited	100%
Ingersoll-Rand Architectural Hardware Limited	100%
Koxka New Zealand Ltd.	100%
McAlpine Hussmann Limited	100%
McAlpine Industries Limited	100%

PERU:
Ingersoll-Rand Company of Peru S.A.	100%

PHILIPPINES:
Ingersoll-Rand Philippines, Inc.	100%

POLAND:
Hussmann Koxka Poland, Spzoo	100%
Ingersoll-Rand Polska Sp.zo.o	100%

PORTUGAL:
Comingersoll-Comercio e Industria de Equipamentos, S.A.R.L.	21%

PUERTO RICO:
Ingersoll-Rand de Puerto Rico, Inc.	100%

RUSSIA:
Cisa Elbor O.O.O.	51%
Instrum-Rand	100%
OOO ABG Service Center	100%

SINGAPORE:
Cisatron Pte. Ltd. Singapore	100%
Hussmann Tempcool (Singapore) Pte. Ltd.	100%
Hussmann Tempcool Holdings PTE. Ltd.	50%
Ingersoll-Rand South East Asia (Pte.) Ltd.	100%
NT Asia (Singapore) Pte. Limited	100%

SOUTH AFRICA:
D. Purdue & Sons Ltd.	25%
Ingersoll-Rand Company South Africa (Pty.) Limited	100%
NT South Africa	100%

SPAIN:
Cisa Cerraduras S.A.	100%
Hussmann Koxka, S.L.	100%
Ingersoll-Rand Iberica, S.L.	100%
Ingersoll-Rand Rodamientos Holding, S.L.	100%
Ingersoll-Rand Servicios, S.A.	100%
Koxka Levante S.A.	60%
Koxka Valladolid, S.A.	51%
Palladio S.A.	99.95%
Reftrans, S.A.	85%

SWEDEN:
Ingersoll-Rand AB	100%
Ingersoll-Rand Best-Matic AB	100%
Ingersoll-Rand Svenska AB	100%

SWITZERLAND:
Ingersoll-Rand Acceptance Company S.A.	100%
Ingersoll-Rand Equipment & Consulting S.A.R.L.	100%
Ingersoll-Rand International Sales S.A.	100%
Ingersoll-Rand Investment Company S.A.	100%
Ingersoll-Rand Machinery & Services S.A.R.L.	100%
Ingersoll-Rand S.A.	100%
Ingersoll-Rand Services & Engineering Company	100%
Ingersoll-Rand Technical & Services S.A.R.L.	100%
Interflex Datensysteme AG	100%
I-R Trading S.A.	100%
Klemm Bohrtechnik AG	99.98%
Torrington Sales Limited	100%

TAIWAN:
Fu Yang Investment Company Limited	100%
Taiwan Fu Hsing Industrial Co. Ltd.	10%

THAILAND:
Hussmann (Thailand) Company Limited	75%
Hussmann-Thai Holding Co., Ltd.	49%

TURKEY:
IR Emniyet ve Guvenlik Sistemleri Sanayi A.S.	100%

UNITED KINGDOM:
A/S Parts Limited	100%
Airtec Limited	100%
Best Matic International Limited	100%
Blackrod Europe Limited	100%
Blaw-Knox Company	100%
Bondpaint Limited	100%
Briton Door Controls Limited	100%
C.A.P. Sales Limited	100%
Capital Metalworks Limited	100%
CISA (UK) Plc.	100%
Compressed Air Parts Limited	100%
D.A. Thomas (Northern) Limited	100%
Geith International UK Limited	100%
Hussmann (Europe) Limited	100%
Hussmann Holdings Limited	100%

Ingersoll Rand Security Technologies Limited	100%
Ingersoll-Rand Company Limited	100%
Ingersoll-Rand European Financial Services plc.	100%
Ingersoll-Rand European Sales Limited	100%
Ingersoll-Rand Financial Services Limited	100%
Ingersoll-Rand Holdings Limited	100%
Ingersoll-Rand UK Ltd.	100%
Interflex Time & Access Ltd.	100%
IR Investment Holding Co. Ltd.	100%
IR Security and Safety (Anglia) Limited	100%
IR Security and Safety (Eastern) Limited	100%
IR Security and Safety (South East) Limited	100%
IR Security and Safety (South West) Limited	100%
IR Security and Safety (South) Limited	100%
IR Security and Safety (Tayforth) Limited	100%
IR Security and Safety (Thomas) Limited	100%
IR Security and Safety Architectural Hardware Limited	100%
IR Security and Safety Thomson Group Limited	100%
Newman Tonks (Amersham) Limited	100%
Newman Tonks (Kings Norton) Limited	100%
Newman Tonks (North Devon) Limited	100%
Newman Tonks (Overseas Holdings) Limited	100%
Newman-Tonks Management Services Limited	100%
NT Acquisition Limited	100%
NT Architectural Hardware Limited	100%
NT Door Controls Limited	100%
NT Group Properties Limited	100%
NT Leamington Limited	100%
NT Legge Limited	100%
NT Partition Systems Limited	100%
NT Railing Systems Limited	100%
NT Security Limited	100%
NT Sittingbourne Limited	100%
R. Cartwright & Co. Limited	100%
Roconeco Limited	100%
Strathclyde Hardware Services Limited	100%
The Southwark Bridge Leasehold Property Company Limited	100%
William Newman & Sons, Limited	100%

UNITED STATES:
Armoro, Inc.	100%
AttachmentsExpress.com, Inc.	100%
Blaw-Knox Construction Equipment Corporation	100%
CDS Midwest Inc.	100%
Checker Flag Parts, Inc.	100%
Chesley Industries, Inc.	100%

CISA Security Products, Inc.	100%
Clark Business Services Corporation	100%
Clark Distribution Services Inc.	100%
Clark Equipment Company	100%
Clean Air, Inc.	100%
Club Car, Inc.	100%
Commercial Refrigeration Co.	100%
Compressed Air Parts, Inc.	100%
Crystal Refrigeration, Inc.	100%
Dor-O-Matic (Illinois) LLC	100%
Dor-O-Matic of Mid Atlantic States, Inc.	100%
D-R Acquisition, LLC	100%
DR Holding Corp.	100%
Earthforce America, Inc.	100%
Electronic Technologies Corporation USA	100%
Falcon Lock LLC	100%
Geith Inc.	100%
Harrow Industries LLC	100%
Harrow Products (Delaware) LLC	100%
Harrow Products LLC	100%
Hussmann Corporation	100%
Hussmann Holdings, Inc.	100%
Hussmann International, Inc.	100%
Hussmann Mechanical Corporation	100%
Hussmann Services Corporation	100%
IDP Acquisition, LLC	100%
Improved Machinery, Inc.	100%
Inet Holdings U.S. Inc.	100%
Ingersoll-Rand Asia Pacific Inc.	100%
Ingersoll-Rand Charitable Foundation	100%
Ingersoll-Rand China Limited	100%
Ingersoll-Rand Climate Control Holding Corporation	100%
Ingersoll-Rand Company	100%
Ingersoll-Rand Construction Services, Inc.	100%
Ingersoll-Rand Energy Systems Corporation	100%
Ingersoll-Rand Energy Technologies LLC	100%
Ingersoll-Rand Energy Techologies (Aviara) LLC	100%
Ingersoll-Rand Energy Techologies (Project DDI) LLC	100%
Ingersoll-Rand Energy Techologies (Project East) LLC	100%
Ingersoll-Rand Energy Techologies (Project Horton) LLC	100%
Ingersoll-Rand Enhanced Recovery Company	100%
Ingersoll-Rand Financial Services Corporation	100%
Ingersoll-Rand Industrial Refrigeration, Inc.	100%
Ingersoll-Rand Industrial Solutions Holding Corporation	100%
Ingersoll-Rand Infrastructure Holding Corporation	100%
Ingersoll-Rand International Holding Corporation	100%

Ingersoll-Rand International Sales LLC	100%
Ingersoll-Rand International, Inc.	100%
Ingersoll-Rand Italian Holding LLC	100%
Ingersoll-Rand Liability Management Company	100%
Ingersoll-Rand Plus, LP	100%
Ingersoll-Rand Sales Company, LLC	100%
Ingersoll-Rand Security & Safety Holding Corporation	100%
Ingersoll-Rand Services Company	100%
Ingersoll-Rand Spanish Holding LP	100%
Ingersoll-Rand Transportation Services Company	100%
Ingersoll-Rand US United, LLC	100%
Ingersoll-Rand Western Hemisphere Trade Corporation	100%
Ingersoll-Rand Worldwide, Inc.	100%
Ingersoll-Rand, Inc.	100%
Integrated Access Systems, Inc.	100%
Interflex N.A., Inc.	100%
I-R E-Medical, Inc.	99%
IR of Reno, Inc.	100%
IR Receivables Funding I Corporation	100%
IR Receivables Funding II Corporation	100%
Krack Corporation	100%
Lockey Corp.	56%
Marlorch, Inc.	100%
MFP (Kentucky) LLC	100%
Monarch Hardware and Manufacturing Company LLC	100%
Nelson Refrigeration Inc.	100%
Newman Tonks, USA, LLC	100%
Newman-Tonks Holdings LLC	100%
Newman-Tonks Investments LLC	100%
Niject Services Company	50%
Perimeter Bobcat, Inc.	100%
Recognition Systems, LLC	100%
Refrigeration Engineering, Inc.	100%
Refrigeration Service & Design, Inc.	100%
Roconeco Corporation	100%
Rogers Refrigeration Co., Inc.	100%
SBG Holding Corp.	100%
Schlage Lock Company	100%
Schlage Lock Company LLC	100%
Security One Systems of Jacksonville	100%
Security One Systems, Inc.	100%
Silver Holding Corp.	100%
Tavant Technologies, Inc.	20%
Taylor Industries, Inc.	100%
Terry D. Carter Service Co., Inc.	100%
Thermo King Corporation	100%

Thermo King de Puerto Rico, Inc.	100%
Thermo King Enterprises Company	100%
Thermo King SVC, Inc.	100%
Thermo King Trading Company	100%
Touch-Plate International, Inc.	100%
Von Duprin LLC	100%
WHS Refrigeration Services, Inc.	100%
Wrathmaiden Inc.	100%
ZEKS Compressed Air Solutions LLC	100%

VENEZUELA:
Administradora Lockey CA	51%
Aro de Venezuela, C.A.	100%
Inversora Lockey de Venezuela CA	56%
Tratamaq CA	42%

ZAMBIA:
Ingersoll-Rand Limited (Zambia)	100%

ZIMBABWE:
Ingersoll-Rand Zimbabwe (Private) Ltd.	100%